Exhibit 10.2

Execution Copy

SUBSERVICING SUPPLEMENT

dated as of May 21, 2013

between

OCWEN LOAN SERVICING, LLC

and

HLSS HOLDINGS, LLC

SUBSERVICING SUPPLEMENT

This SUBSERVICING SUPPLEMENT, dated as of May 21, 2013 (this “Subservicing Supplement”), is by and between HLSS HOLDINGS, LLC, a Delaware limited liability company (“Servicer”), and OCWEN LOAN SERVICING, LLC, a Delaware limited liability company (“Ocwen”).

RECITALS:

WHEREAS, as of the applicable Servicing Transfer Date (as defined herein), Servicer will become the servicer of certain Mortgage Loans (as defined in the Master Subservicing Agreement) pursuant to the terms of those certain pooling and servicing agreements or other servicing agreements listed in Schedule I hereto; and

WHEREAS, Servicer and Ocwen are parties to that certain Master Subservicing Agreement dated as of October 1, 2012 (the “Master Subservicing Agreement”); and

WHEREAS, Servicer desires to engage Ocwen to act as subservicer with respect to the Mortgage Loans relating to those pooling and servicing agreements or other servicing agreements listed in Schedule I hereto, as of the applicable Servicing Transfer Date (as defined herein), and Ocwen desires to act as subservicer with respect to the Mortgage Loans relating to those pooling and servicing agreements or other servicing agreements, on the terms set forth in the Master Subservicing Agreement, as supplemented by this Subservicing Supplement.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Servicer and Ocwen agree as follows:

ARTICLE I.

DEFINITIONS.

1.1 Definitions. (a) For purposes of this Subservicing Supplement, the following capitalized terms shall have the respective meanings set forth or referenced below.

“Base Subservicing Fee” has the meaning set forth in Section 3.1.

“Deferred Servicing Agreement” has the meaning set forth in the Sale Supplement.

“Excess Servicing Advances” shall mean, for any calendar month, the amount, if any, by which the outstanding Servicing Advances with respect to the Servicing Agreements as of the last day of such calendar month exceeds an amount equal to (a) the Target Ratio for such calendar month multiplied by (b) the unpaid principal balance of the Mortgage Loans subject to the Servicing Agreements as of the last day of such calendar month.

Subservicing Supplement

“Monthly Servicing Fee” shall mean, for each calendar month, the sum of the Base Subservicing Fee for such calendar month and the Seller Monthly Servicing Fee (as defined in the Sale Supplement) for such calendar month.

“Performance Fee” has the meaning set forth in Section 3.2.

“Retained Servicing Fee” shall mean, for any calendar month, an amount equal to the sum of (a) the product of the Retained Servicing Fee Percentage for such calendar month and the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements and the Deferred Servicing Agreements during such calendar month, and (b) the Retained Servicing Fee Shortfall, if any, for the immediately prior calendar month.

“Retained Servicing Fee Percentage” shall mean, for any calendar month, the percentage set forth on Schedule II to this Subservicing Supplement.

“Retained Servicing Fee Shortfall” shall mean, for any calendar month, beginning in May 2013, an amount equal to the excess, if any, of (a) the Retained Servicing Fee for such calendar month over (b) the excess, if any, of (x) the aggregate Servicing Fees actually received by Servicer pursuant to the Subject Servicing Agreements and with respect to the Deferred Servicing Agreements during such calendar month (whether directly pursuant to such Subject Servicing Agreement or pursuant to Sale Supplement, as applicable) over (y) the Monthly Servicing Fee for such calendar month.

“Sale Supplement” shall mean that certain Sale Supplement, dated as of the date hereof, between Servicer and Home Loan Servicing Solutions, Ltd., as Purchasers, and Ocwen, as Seller, as the same may be amended, supplemented or otherwise modified from time to time.

“Scheduled Termination Date” means, with respect to each Subject Servicing Agreement serviced pursuant to this Subservicing Supplement, the date which is six (6) years after the closing date of the initial acquisition of assets pursuant to the Sale Supplement.

“Servicing Agreement” shall mean each of the pooling and servicing agreements or other servicing agreements listed in Schedule I hereto.

“Servicing Fees” shall mean, with respect to any Servicing Agreement, the servicing fees payable to Servicer and Home Loan Servicing Solutions, Ltd. under the Sale Supplement and the Subject Servicing Agreements, including each “servicing fee” payable based on a percentage of the outstanding principal balance of the Mortgage Loans serviced pursuant to such Servicing Agreement, but excluding any Ancillary Income, Prepayment Interest Excess or any amounts earned in connection with the investment of funds in the related Custodial Accounts and Escrow Accounts.

“Servicing Transfer Date” shall have the meaning specified in the Sale Supplement.

“Subject Servicing Agreement” shall mean, as of any date of determination, each Servicing Agreement with respect to which the Servicing Transfer Date has occurred on or prior to such date and with respect to which the Subservicing Termination Date has not occurred on or prior to such date.

Subservicing Supplement

“Target Ratio” for each calendar month shall mean the amount specified in Schedule III with respect to such month.

(b) Any capitalized term used but not defined in this Subservicing Supplement shall have the meaning assigned to such term in the Master Subservicing Agreement.

ARTICLE II.

SUBSERVICING

2.1 Engagement as Subservicer. Servicer hereby engages Ocwen to act as subservicer, and Ocwen agrees to act as subservicer, with respect to the Mortgage Loans relating to those certain pooling and servicing agreements or other servicing agreements listed in Schedule I hereto (the “Subject Servicing Agreements”) pursuant to the terms of the Master Subservicing Agreement, as supplement by this Subservicing Supplement, on and after the related Servicing Transfer Date for such Subject Servicing Agreement. Except as set forth in this Subservicing Supplement or the Master Subservicing Agreement, Ocwen further agrees to be responsible for performing all of the duties and obligations of Servicer and its subservicers under each Subject Servicing Agreement, and to meet any standards and fulfill any requirements applicable to Servicer or its subservicer under each Subject Servicing Agreement on and after the related Servicing Transfer Date.

2.2 Servicing Transfer Procedures. Servicer and Ocwen each covenant and agree to following the Servicing Transfer Procedures agreed pursuant to the Sale Supplement with respect to each Subject Servicing Agreement.

2.3 Reference to Master Subservicing Agreement. Each of Servicer and Subservicer agrees that (a) this Subservicing Supplement is a “Subservicing Supplement” executed pursuant to Section 2.1 of the Master Subservicing Agreement, (b) the terms of this Subservicing Supplement are hereby incorporated into the Master Subservicing Agreement with respect to the Subject Servicing Agreements and the related Mortgage Loans to the extent set forth therein, (c) each of the Subject Servicing Agreements listed in Schedule I is a “Subject Servicing Agreement” as such term is used in the Master Subservicing Agreement on and after the related Servicing Transfer Date, and (d) the terms of this Subservicing Supplement apply to the Subject Servicing Agreements specified herein and not to any other “Subject Servicing Agreement” as that term is used in the Master Subservicing Agreement. In the event of any conflict between the provisions of this Subservicing Supplement and the Master Subservicing Agreement, the terms of this Subservicing Supplement shall prevail.

ARTICLE III.

SERVICING FEES

3.1 Base Subservicing Fee. As compensation for its services with respect to the Subject Servicing Agreements, Servicer shall pay Ocwen a monthly base subservicing fee for each calendar month during which Ocwen is servicing Mortgage Loans with respect to Subject Servicing Agreements pursuant to this Subservicing Supplement equal to 12.00% of the aggregate Servicing Fees actually received by Servicer and Home Loan Servicing Solutions, Ltd. pursuant to the Subject Servicing Agreements during such calendar month (the “Base Subservicing Fee”).

Subservicing Supplement

3.2 Performance Fee. Servicer shall pay to Ocwen for each calendar month during which Ocwen is servicing Mortgage Loans with respect to Subject Servicing Agreements pursuant to this Subservicing Supplement a performance fee (the “Performance Fee”) equal to the greater of (a) zero and (b) the excess, if any, of the aggregate of all Servicing Fees actually received by Servicer pursuant to the Subject Servicing Agreements and with respect to the Deferred Servicing Agreements during such calendar month (whether directly pursuant to such Subject Servicing Agreement or pursuant to the Sale Supplement, as applicable) over the sum of (i) the Monthly Servicing Fee for such calendar month and (ii) the Retained Servicing Fee for such calendar month, multiplied by (y) a fraction, (i) the numerator of which is the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements during such calendar month and (ii) the denominator of which is equal to the sum of the average unpaid principal balance of all Mortgage Loans subject to the Deferred Servicing Agreements during such calendar month and the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements during such calendar month, or such other allocation percentage which is agreed by Servicer and Ocwen (the “Allocation Percentage”). The Performance Fee, if any, for any calendar month will be reduced by 3.00% per annum (i.e., 0.25% per month) of the Excess Servicing Advances, if any, for such calendar month multiplied by the Allocation Percentage, and the amount of any such reduction in the Performance Fee shall be retained by Servicer. If the Closing Date does not occur on the first day of a calendar month, the Performance Fee for the period from the Closing Date to the last of the calendar month in which the Closing Date occurs shall be calculated in a pro rata manner based on the number of days in such period.

ARTICLE IV.

MISCELLANEOUS

4.1 Incorporation. The provisions of Article 10 of the Master Subservicing Agreement are hereby incorporated into this Subservicing Supplement by reference, mutatis mutandis, as if its provisions were fully set forth herein.

4.2 Third Party Beneficiaries. Ocwen and Servicer each acknowledges and agrees that the indenture trustee, on behalf of the holders of related notes, with respect to any Servicing Advance Facility pursuant to which Servicer has transferred Servicer Advances made pursuant to a Servicing Agreement is an express third party beneficiary of this Subservicing Supplement and the Subservicing Agreement solely with respect to the Servicing Agreements related to such Servicing Advance Facility.

[Signature Page Follows]

Subservicing Supplement

IN WITNESS WHEREOF, the parties hereto have caused this Subservicing Supplement to be executed and delivered as of the date first above written.

HLSS HOLDINGS, LLC

By:	/s/ James Lauter
Name:	James Lauter
Title:	CFO

OCWEN LOAN SERVICING, LLC

By: Ocwen Mortgage Servicing, Inc., as its sole member

By:	/s/ Nikhil Malik
Name:	Nikhil Malik
Title:	CFO and Treasurer

Subservicing Supplement

SCHEDULE I

SERVICING AGREEMENTS

Investor Number	Deal Name
4406	Soundview 2007-OPT5
4400	Soundview 2007-OPT1
4396	Soundview 2006-OPT2
4399	Soundview 2006-OPT5
4397	Soundview 2006-OPT3
4085	AMSI 2005-R10
4127	ARSI 2005-W2
4134	ARSI 2006-W1
4093	AMSI 2005-R8
4130	ARSI 2005-W5
4009	AHM Assets Trust 2006-3
4010	AHM Assets Trust 2006-4
4013	AHM Assets Trust 2007-1
4014	AHM Assets Trust 2007-2
4029	AHM Investment Trust 2006-1
4027	AHM Investment Trust 2005-4C
337	MLMI 1999-H1
352	Norwest/Lehman/Sasco 98-2
353	Norwest/Lehman/Sasco 98-3
355	Norwest/Lehman/Sasco 98-6
372	First Alliance 1994-2
378	First Alliance 1996-3
379	First Alliance 1996-4
380	First Alliance 1997-1
381	First Alliance 1997-2
382	First Alliance 1997-3
384	First Alliance 1998-1
386	First Alliance 1998-3
389	First Alliance 1999-2
391	First Alliance 1999-4

Sch I-1

421	First Alliance 1998-1A
462	Delta Funding Series 2000-1
464	Delta Funding Series 1995-2
513	National Finance Securitization
550	RFC Alternate Flow H- 62
558	RFC Alternet Simple Interest
579	Cityscape Securitization
2038	1997-NC5 Greenwich
2040	1997-NC6 Greenwich
2044	Metropolitan 1996-A
2049	Metropolitan 1999-A
2051	Metropolitan 1999-C
2053	MMFI I REMIC TRUST 2000-A
2054	MMFI I REMIC TRUST 2000-B
2120	Delta Funding Series 2001-1
2156	CDC Mortgage Capital Trust 2001-HE1
2174	SALOMON 2002 NC-1
2176	Renaissance 2002-1
2209	CSFB Series 2002-AR25
2248	CSFB Mtg-Backed PT Certificates Series 2002-AR28
2431	ABFS 2002-2
2432	ABFS 2002-3
2433	ABFS 2002-4
2674	DSLA 2005—AR1
2675	DSLA 2005—AR2
2687	LMT 2006-2
2688	LMT 2006-3
2689	LMT 2006-4
3397	RFMSI 2005-S2
3569	GSRPM 2007-1
3570	GSAMP 2007-SEA1
3571	GSAMP 2006-SEA1
3572	GSRPM 2006-2
3765	MSMLT 2005-11AR

Sch I-2

3767	MSMLT 2006-1AR
3770	MSMLT 2006-6AR
3771	MSMLT 2006-8AR
3772	MSMLT 2006-9AR
3775	MSMLT 2005-6AR
3777	MSMLT 2007-15AR
3781	SEQUOIA MTG TRUST
3782	BEAR STEARNS 2004-CL1 CL2
3783	MSDWCC 2003 HYB1
3790	ACE 2001-HE1
3792	ACE 2002-HE2
3812	MSAC 2006-HE4
3822	MSAC 2006-NC4
3824	FFMLT 2005-FFH2
3899	MORGAN STANLEY
3909	WAMU/PNC
3910	FRANKLIN TEMPLETON
3912	FIFTH THIRD BANK
4211	HarborView Mortgage Loan Trust 2007-5
4117	ARSI 2004-W11
4405	Soundview 2007-OPT4
4135	ARSI 2006-W2

Sch I-3

SCHEDULE II

RETAINED SERVICING FEE PERCENTAGE

From Month[1]	To Month	Retained Fee
1	3	20.00 bps
4	6	19.25 bps
7	9	19.00 bps
10	12	18.75 bps
13	15	18.50 bps
16	18	18.00 bps
19	21	17.00 bps
22	24	16.75 bps
25	27	16.50 bps
28	30	16.00 bps
31	33	15.75 bps
34	36	15.75 bps
37	39	15.75 bps
40	42	15.75 bps
43	72	15.75 bps

[1]	Starting with May 2013.

Sch II-1

SCHEDULE III

TARGET RATIO SCHEDULE

Month[2]	Target Advance Ratio
1	3.79%
2	3.71%
3	3.64%
4	3.57%
5	3.49%
6	3.42%
7	3.36%
8	3.29%
9	3.22%
10	3.14%
11	3.06%
12	2.99%
13	2.91%
14	2.84%
15	2.77%
16	2.70%
17	2.63%
18	2.57%
19	2.50%
20	2.44%
21	2.38%
22	2.32%
23	2.26%
24	2.20%
25	2.15%
26	2.10%
27	2.04%
28	1.99%
29	1.94%
30	1.89%
31	1.85%
32	1.80%
33	1.76%
34	1.70%
35	1.65%

[2]	Starting with May 2013.

Sch III-1

Month[2]	Target Advance Ratio
36	1.60%
37	1.55%
38	1.51%
39	1.50%
40	1.50%
41	1.50%
42	1.50%
43	1.50%
44	1.50%
45	1.50%
46	1.50%
47	1.50%
48	1.50%
49	1.50%
50	1.50%
51	1.50%
52	1.50%
53	1.50%
54	1.50%
55	1.50%
56	1.50%
57	1.50%
58	1.50%
59	1.50%
60	1.50%
61	1.50%
62	1.50%
63	1.50%
64	1.50%
65	1.50%
66	1.50%
67	1.50%
68	1.50%
69	1.50%
70	1.50%
71	1.50%
72	1.50%

Sch III-2